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                                                                   Exhibit 99(a)
                        KEYCORP STUDENT LOAN TRUST 1999-B
                          CERTIFICATEHOLDERS' STATEMENT
           pursuant to Section 5.07(b) of Sale and Servicing Agreement
       (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

Distribution Date:  February 25, 2000

(i)   Amount of principal being paid or distributed in respect of the Certificates:
                  $0.00
           ----------------------
           (   $      -          , per $1,000 original principal amount of the Notes)
           ----------------------

(ii)  Amount of interest being paid or distributed in respect of the Certificates:
            $1,809,911.46
           ----------------------
           (  $ 0.0000278        , per $1,000 original principal amount of the Notes)
           ----------------------

(iii) Amount of Certificateholders' Interest Index Carryover being or distributed (if any) and amount remaining (if any):
      (1)  Distributed to Certificateholders:
               $0.00
           ----------------------
           (   $      -         , per $1,000 original principal amount of the Certificates)
           ----------------------
      (2)  Balance on Certificateholders:
               $0.00
           ----------------------
           (   $      -          , per $1,000 original principal amount of the Notes)
           ----------------------

(iv)  Payments made under the Cap Agreement on such date:      Not Applicable
                                                            ------------------------------
           (        $0.00          with respect to the Certificates,
           ----------------------
           (        $0.00          with respect to the Notes,
           ----------------------
           (        $0.00          outstanding amount owed to Cap Provider.
           ----------------------

(v)   Pool Balance at end of related Collection Period:       $911,291,259.00
                                                            -------------------------

(vi)  After giving effect to distributions on this Distribution Date:
            (a)  (1)  Outstanding principal amount of Class A-1 Notes:         $257,147,022.08
                                                                               -------------------------
                 (2)  Class A-1 Note Pool Factor:                 0.91838222
                                                           --------------------
            (b)  (1)  Outstanding principal amount of Class A-2 Notes:         $625,000,000.00
                                                                               -------------------------
                 (2)  Class A-2 Note Pool Factor:                 1.00000000
                                                           --------------------
            (c)  (1)  Outstanding principal amount of Class M Notes:           $30,000,000.00
                                                                               -------------------------
                 (2)  Class M Note Pool Factor:                   1.00000000
                                                           --------------------
            (d)  (1)  Outstanding principal amount of Certificates:            $65,000,000.00
                                                                               -------------------------
                 (2)  Certificate Pool Factor:                    1.00000000
                                                           --------------------

(vii) Certificate Interest Rate:
            (a)  In general
                 (1)  Three-Month Libor was
                      5.5087500%       for the period from the Closing Date to but excluding 11/26/99 and
                      -----------------
                      6.1012500%       for the period from and including 11/26/99 to but excluding 02/25/2000 and
                      -----------------
                 (2)  The Student Loan Rate was:           Not Applicable      (1)
                                                           --------------------
            (b)  Certificate Interest Rate:                6.7730574%     (Based on 3-Month LIBOR)
                                                           ---------------

         (1)This Calculation not required unless Three-Month LIBOR for such Interest Period is 100 basis points greater than Three-Month LIBOR of the preceding Determination Date.


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                                                                          Page 2

      (viii)     Amount of Master Servicing Fee for  related Collection Period:          $1,834,579.68
                                                                                         --------------------
                       $ 0.000028224        , per $1,000 original principal amount of the Certificates.
                      ----------------------

      (ix)       Amount of Administration Fee for related Collection Period:             $3,000.00
                                                                                         --------------------
                       $ 0.046153846        , per $1,000 original principal amount of the Certificates.
                      ----------------------

      (x)   (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:        $680,220.67
                                                                                                        ---------------

            (b)  Delinquent Contracts                       # Disb.         %               $ Amount              %
                                                            -------         -               --------              -
                 30-60 Days Delinquent                       4,387        7.98%           $ 39,702,447          9.31%
                 61-90 Days Delinquent                       1,020        1.85%           $  9,319,248          2.18%
                 91-120 Days Delinquent                        305        0.55%           $  2,528,373          0.59%
                 More than 120 Days Delinquent                 437        0.79%           $  3,706,003          0.87%
                 Claims Filed Awaiting Payment                  29        0.05%           $    383,149          0.09%
                                                           ----------   ----------     -------------------   ---------
                    TOTAL                                    6,178       11.23%           $ 55,639,220         13.04%

      (xi)  Amount in the Reserve Account:            $17,500,000.00
                                                      --------------------

      (xii) Amount in the Prefunding Account:         $48,186,492.59
                                                      --------------------

      (xiii)Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
                 Subsequent Pool Student Loans:            0.00
                                                        ----------





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